UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 24, 2010 (February 22, 2010)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 22, 2010, Transcept Pharmaceuticals, Inc. (“Transcept”) issued a press release providing an update on the Intermezzo® (zolpidem tartrate sublingual tablet) regulatory review at the U.S. Food and Drug Administration (FDA). The full text of the press release is furnished herewith as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is publication titled “Daytime pharmacodynamic and pharmacokinetic evaluation of low-dose sublingual transmucosal zolpidem hemitartrate” published in Human Psychopharmacology: Clinical and Experimental 2008; 23:13-20 that includes a presentation of results from Study ZI-05-009, a Phase 1, pharmacokinetic and pharmacodynamic study of Intermezzo® completed in October 2005. The information in the publication is provided for informational purposes only. The study results and other information included in the publication should not in any way be construed as predictive of the outcome of any future studies, including, without limitation, a repeat of the same or similar studies or any study conducted to assess the effect of Intermezzo® on study subjects’ ability to drive or to be predictive of the sufficiency of current or future data that may be generated to support FDA approval of Intermezzo® for its intended indication.

To the extent investors may consider the results of such study and the information included on the slides to be predictive of the outcome of any future study or the outcome of FDA review of a re-submitted Intermezzo® New Drug Application, investors should be aware that the actual results of any future studies may differ materially from those presented in the publication due to various risks and uncertainties, including, but not limited to,

•	identical study designs evaluating identical endpoints may produce different study results;

•	different study designs intended to measure the same or similar endpoints may produce different results;

•	different studies in different or progressively larger patient populations could reveal more frequent, more severe or additional side effects that were not seen in earlier studies; and

•	the unpredictable nature of clinical trials generally.

These and other risks are described in greater detail in the “Risk Factors” section of Transcept’s most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

The information in this Item 7.01 and in Item 9.01 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release Regarding Intermezzo® regulatory update, dated February 22, 2010

99.2	Publication titled “Daytime pharmacodynamic and pharmacokinetic evaluation of low-dose sublingual transmucosal zolpidem hemitartrate” published in Human Psychopharmacology: Clinical and Experimental 2008; 23:13-20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.
Date: February 24, 2010

	By:	/s/ MARILYN E. WORTZMAN
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Regarding Intermezzo® regulatory update, dated February 22, 2010

99.2	Publication titled “Daytime pharmacodynamic and pharmacokinetic evaluation of low-dose sublingual transmucosal zolpidem hemitartrate” published in Human Psychopharmacology: Clinical and Experimental 2008; 23:13-20

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